GENERAL CANNABIS

OCTOBER 2017

OTCQB:CANN

GENERALCANN.COM

ABOUT US

- Strong Corporate Platform Supporting Entrepreneurial Subsidiaries
- Four vertical divisions servicing the regulated cannabis industry nationwide
  - *Security & Cash Transportation (Security Segment)*
  - *Marketing Consulting & Apparel (Marketing Segment)*
  - *Operations Consulting & Products (Operations Segment)*
  - *Finance & Real Estate (Finance Segment)*
- Trailing Twelve Months (TTM) Revenues of $3,310,258 (Est. September 2017)
- Shares Outstanding: 22,266,198 (As of October 11, 2017)
- Market Capitalization: $27,164,762 (As of October 11, 2017)

ACCOUNTING AUDITING FIRM

Hall & Company CPAs & Consultants, Inc.
Irvine, CA 92518

SECURITIES COUNSEL

Morrison & Foerster LLP
San Francisco, CA


MARYLAND
WASHINGTON, D.C.
LEGEND
RECREATIONAL & MEDICAL CANNABIS
MEDICAL CANNABIS ONLY
CANNABIS ILLEGAL
CLIENT STATES

GENERAL CANNABIS INTEGRATED PLATFORM

A portfolio of entrepreneurial companies servicing the regulated cannabis industry.

We Guard the Plant	We Touch the Plant	We Brand & Market the Plant	We Own these Assets
SECURITY	OPERATIONS	MARKETING	FINANCE
75 EMPLOYEES	15 EMPLOYEES	5 EMPLOYEES	3 EMPLOYEES
IRON PROTECTION GROUP	NEXT BIG CROP	Chiefton	the GREENHOUSE
MILE HIGH PROTECTION SERVICES	General Cannabis SUPPLY	CHIEFTON SUPPLY CO	PUEBLO REAL ESTATE
			DESERT CREATIONS Marijuana Edible Products

GENERALCANN.COM I INFO@GENERALCANN.COM I 303.759.1300

BOARD OF DIRECTORS



Michael Feinsod
CHAIRMAN

Mr. Feinsod is the Managing Member of Infinity Capital, LLC, an investment management company he founded in 1999. From 2006 through 2013, he served in various executive positions at Ameritrans Capital Corporation, a business development company. Mr. Feinsod served as a director of Ameritrans Capital from December 2005 until July 2013 and served as a director of its subsidiary, Elk Associates Funding Corporation, from December 2005 until April 2013. Mr. Feinsod served as an investment analyst and portfolio manager at Mark Boyar & Company, Inc., a broker-dealer. He is admitted to practice law in New York and served as an associate in the Corporate Law Department of Paul, Hastings, Janofsky & Walker LLP. Mr. Feinsod holds a J.D. from Fordham University School of Law and a B.A. from George Washington University.



Peter Boockvar
DIRECTOR

Mr. Boockvar is the Chief Market Analyst with The Lindsey Group, a macro economic and market research firm. He is also the Chief Investment Officer for Bookmark Advisors, an asset management firm. Prior to this, Peter spent a brief time at Omega Advisors, a New York based hedge fund, as a macro analyst and portfolio manager. Before this, he was an employee and partner at Miller Tabak + Co for 18 years where he was recently the equity strategist and a portfolio manager with Miller Tabak Advisors. He joined Donaldson, Lufkin and Jenrette in 1992 in their corporate bond research department as a junior analyst. He is a CNBC contributor and appears regularly on their network. Peter graduated Magna Cum Laude with a B.B.A. in Finance from George Washington University.



Duncan Levin
DIRECTOR

Duncan Levin is a highly respected expert in the space of anti-money laundering, internal investigations, and anti-fraud. After a lengthy career at the highest levels of state and federal law enforcement, Mr. Levin now regularly consults with a variety of businesses facing complex challenges, including regulatory, investigatory, and anti-fraud issues. Mr. Levin is a graduate of Yale College, where he was elected to Phi Beta Kappa, and Yale Law School. He started his legal career as a line prosecutor at the Manhattan District Attorney's Office, focusing on financial crime. He clerked for Hon. Nicholas G. Garaufis on the U.S. District Court for the Eastern District of New York and has worked in private practice. Mr. Levin has lectured extensively on money laundering, suspicious activity reporting, AML/OFAC, and asset forfeiture for the U.S. Department of Justice and the District Attorney's Office. He serves on the Criminal Law committee of the Bar Association for the City of New York.



Mark Green
DIRECTOR

Mark Green has extensive real estate investing experience across public and private markets spanning several business cycles, most recently serving as a Managing Director of Leucadia National Corporation, a diversified holding company, which through its subsidiaries, engages in numerous industries, including real estate, and Jefferies LLC, a subsidiary of Leucadia. Earlier in his career, Green led real estate divisions at UBS, Eurohypo, and CIBC World Markets.

IRON
PROTECTION GROUP

SECURITY & PROTECTION

We are a security group operated by combat veterans whose mission is to provide protection & safety for the cannabis community.

Iron Protection Group is dedicated to keeping our clients (their people and their assets) safe. Iron Protection Group's core belief is to embody the "quiet professional," where our operators do not need to have an intimidating presence because they have the quiet confidence of people who know exactly what they are doing. Professionalism, customer service, and adaptability are the hallmarks of every IPG operator.

IPG PROUDLY EMPLOYS UNITED STATES VETERANS

DISPENSARY SECURITY | GROW SECURITY | COURIER SERVICES
REMOTE CAMERA MONITORING | SITE ANALYSIS & RISK ASSESSMENT

IRONPROTECTIONGROUPSECURITY.COM











Chiefton

DESIGN & BRANDING

We are a design agency specializing in strategy, design, & branding for the cannabis community.

Chiefton Design exists to help guide and define the aesthetic direction of cannabis companies by creating original and intelligent creative solutions. We assist in building brand strategy, brand identity, packaging, advertising, and an array of other marketing creative. Constantly pulling from methods we put into practice every day for our apparel brand, we bring innovative design and marketing solutions to our clients.
Our mission is to help cannabis organizations that want to break the mold and make a play for the bigger stage.

BRAND CREATION & STRATEGY | PACKAGING / LABEL DESIGN
MARKET RESEARCH | MARKETING SOLUTIONS | INVESTOR DECKS
ADVERTISING CAMPAIGNS

CHIEFTONDESIGN.COM


NEW HATS


Budtender
APPRECIATION


High Vibes


dabbington
DEATH STAR
INDICA
SHATTER
WAX


JETT LOGO
JETT
JETT CANNABIS LOGO
JETT

CHIEFTON
SUPPLY CO

CANNABIS CULTURE APPAREL

We are a cannabis-inspired apparel company from Denver, Colorado.

Combining our unique and original designs with the highest quality garments available is what lights our fire. We find inspiration in the collective effort of the regulated cannabis industry to celebrate the culture as it truly exists. Chiefton apparel allows enthusiasts the opportunity to represent the industry progressively and professionally. Through the continual support of our business network and friendly community, we are passionate about creating the next generation in cannabis culture apparel.

APPAREL | HEADWEAR | ACCESSORIES
COLLABORATIONS | INDUSTRY EVENTS

CHIEFTONSUPPLY.COM




CHIEFTON




Chiefton



NEXT BIG CROP

MANAGEMENT SOLUTIONS

We specialize in designing & building cultivation facilities, and are experienced in all manners of the regulated cannabis industry.

Our mission is to offer top-notch consulting services in an industry that, until recently, has lacked standardization and large scale agricultural principles. We offer hands-on experience and proven techniques for every phase of the construction, cultivation, processing, and sale of cannabis. Services include business planning and application writing to operations optimization, management and expansion. We offer this knowledge and experience to assist our clients in realizing their business goals.

LICENSE PROCUREMENT | COMPLIANCE | DESIGN/BUILD
MANAGED SERVICES | OPERATIONAL PLANS
SUPPLY CHAIN MANAGEMENT

NEXTBIGCROP.COM











The Greenhouse

- 16,065 square foot facility.
- Serves as corporate headquarters. To be converted to shared workspace for entrepreneurs, professionals and others serving the cannabis industry.
- Approximately 5,000 square feet on ground floor dedicated to a consumer banking design.







PUEBLO REAL ESTATE

- 3 acres with 5,000 square foot warehouse on premises and is leased to a medical grower until December 31, 2022.
- Zoned and approved for an additional eight (8)–5,000 square foot greenhouse facilities for cultivating cannabis.
- Once fully constructed, the facility can produce more than $25 million of cannabis annually (based on current market).

DESERT CREATIONS

Marijuana Edible Products

- General Cannabis owns 50% of an edible manufacturing facility in Arizona.
- Desert Creations has built a state of the art manufacturing facility in Phoenix to bring marijuana-infused products to the Arizona medical market.

QUARTERLY REVENUE GROWTH

REVENUES	MAR-15	JUN-15	SEP-15	DEC-15	MAR-16	JUN-16	SEP-16	DEC-16	MAR-17	JUN-17	SEP-17 (EST.)
SECURITY	$17,382	$376,722	$503,703	$593,025	$507,531	$531,663	$560,713	$633,008	$425,138	$364,306	$515,000
MARKETING	-	-	-	26,420	50,098	66,014	34,602	38,831	44,287	69,535	67,000
OPERATIONS	12,798	12,569	61,789	57,788	98,114	72,801	189,500	70,680	217,196	365,900	367,000
FINANCE	26,677	37,911	27,825	8,369	36,369	31,464	25,565	35,029	32,484	33,864	31,000
TOTAL	$56,857	$427,202	$593,317	$685,602	$692,112	$701,942	$810,380	$777,548	$719,105	$833,605	$980,000
Q/Q REVENUE GROWTH		651%	39%	16%	1%	1%	15%	-4%	-8%	16%	18%
TRAILING TWELVE MONTHS (TTM) REVENUES				$1,762,978	$2,398,233	$2,672,973	$2,890,036	$2,981,982	$3,008,975	$3,140,638	$3,310,258
TTM Q/Q GROWTH					36.0%	11.5%	8.1%	3.2%	.9%	4.4%	5.4%


Quarterly Revenues by Segment
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17 (Est.)
Security
Marketing
Operations
Finance


TTM Revenues by Segment
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17 (Est.)
Security
Marketing
Operations
Finance

General Cannabis' current financial information is available on the SEC EDGAR system: SEC EDGAR

(http://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001477009&owner=exclude&count=40&hidefilings=0)

Flower Prices Fall Dramatically as Cultivation Capacity Increases in Colorado


Retail Flower Price Change Between Q1 2015 and Q3 2017
-35%
$1,876
$296
$1,876
$296
$2,007
$364
$1,868
$370
$1,948
$464
$1,816
$505
$1,471
$499
$1,298
$426
Q1-Q2 2014
Q3-Q4 2014
Q1-Q2 2015
Q3-Q4 2015
Q1-Q2 2016
Q3-Q4 2016
Q1-Q2 2017
Q3-Q4 2017
Retail Flower Rate
Retail Trim Rate

Source: Colorado Marijuana Enforcement Division / NewFrontierData.com

- Colorado Market Maturing but Still Growing.
  - *Declining Commodity Price Causing a Canna-Crisis in Colorado.*
- We have worked with selective clients to help them succeed in an increasingly challenging market.
- We are re-allocating resources to new markets.
- Colorado has historically represented > 90% of our Revenues. We expect that to shrink as a percentage as clients in new states come on line. Over the next year, we expect immediate impact from Maryland and California.
- Colorado was a "Dress Rehearsal."

GENERALCANN.COM | INFO@GENERALCANN.COM | 303.759.1300

- California Will Be Tipping Point
  - *Size of market will drive natural solution to banking and credit cards*
  - *Shift to regulated production will cause a dramatic shift in cultivation methods, packaging and marketing for the marijuana industry*
- Federal Enforcement Issues
  - *Trump administration has given little guidance but no interference with regulated cannabis markets to date*
  - *General Cannabis will continue to support and participate in the growth of regulated state markets*

HOW CANN PARTICIPATES IN NEXT WAVE OF GROWTH

- General Cannabis takes its experience into each of the new markets that are opening
  - *We are run by experienced business professionals and cannabis entrepreneurs who embrace industry regulation*
- Rapid expansion of cultivation management services
- Equity ownership where permitted
  - *We touch the plant and are beginning to explore revenue sharing opportunities*
- Shared workspace
- Banking solution

GENERALCANN.COM | INFO@GENERALCANN.COM | 303.759.1300

2018 OBJECTIVES

IRON PROTECTION GROUP

- Expand Guard Services in Northern California
- Capture early consulting opportunities in Southern California, specifically in Desert Hot Springs
- Refine the quality of our client base in the Denver market to ensure that we are operating with sustainable partners.
- Develop or acquire a technology-based security firm to expand our list of services and stabilize margins in guard work and to provide a deeper solution to our consulting efforts.

Chiefton

- Increase number of retainer clients
- Increase number of Recreational Cannabis Product clients
- Expand client base in Recreational states (CA focus)

CHIEFTON SUPPLY CO

- Introduce sustainable hemp and organic cotton textiles to our apparel and accessories
- Diversify graphics and silhouettes to appeal to a broader retail market
- Continue to push an authentic positive message for cannabis culture
- Focus sales efforts on the west coast's emerging legal cannabis markets, specifically California, Oregon, Washington, and Nevada.

NEXT BIG CROP

- Expand operational capacity in new and maturing markets with an emphasis on cultivation operations in California, Maryland, Nevada, Oregon, Washington, Ohio, Pennsylvania, and Canada.
- Increase number of retained clients through Application & License Procurement services.
- Grow our construction and installation division as a value-added service to consulting clients.
- Continue development of the GC Supply brand through growth of supply chain management and logistical support as value-added services.

GENERALCANN.COM | INFO@GENERALCANN.COM | 303.759.1300

THANK YOU

GENERAL
CANNABIS